Summary Prospectus
February 28, 2020, as restated May 7, 2020
Hartford Schroders Tax-Aware Bond Fund
Share Classes	Tickers
Class A	STWVX
Class C	HFKCX
Class I	STWTX
Class Y	HFKYX
Class F	HFKFX
Class SDR	HFKVX
Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, reports to shareholders, and other information about the Fund, including the Fund's daily net asset value, online at hartfordfunds.com/prospectuses.html. You can also get this information at no cost by calling 1-888-843-7824 or request a copy of the prospectus by sending an e-mail to orders@mysummaryprospectus.com. The Fund's prospectus and statement of additional information dated February 28, 2020, each as may be amended, supplemented or restated, are incorporated by reference into this summary prospectus. The Fund's statement of additional information may be obtained, free of charge, in the same manner as the Fund's prospectus.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (hartfordfunds.com). You will be notified by mail each time a report is posted and provided with a website link to access the report. You may at any time elect to receive paper copies of all shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-888-843-7824. Your election to receive reports in paper will apply to all Hartford Funds held in your account if you invest through your financial intermediary or directly with the Fund.
If you previously elected to receive shareholder reports and other communications electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically anytime by contacting your financial intermediary.

INVESTMENT OBJECTIVE. The Fund seeks total return on an after-tax basis.
Your Expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or 529 plans administered by Hartford Funds Management Company, LLC. More information about these and other discounts is available from your financial professional and in the “How Sales Charges are Calculated” section beginning on page 84 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus. In addition, the table and examples below do not reflect any transaction fees that may be charged by financial intermediaries or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class I, Class Y, Class F, or Class SDR shares. Please contact your financial intermediary for more information regarding whether you may be required to pay a transaction fee or a commission.
Shareholder Fees  (fees paid directly from your investment)
Share Classes	A	C	I	Y	F	SDR
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Share Classes	A	C	I	Y	F	SDR
Management fees	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%
Distribution and service (12b-1) fees	0.25%	1.00%	None	None	None	None
Other expenses(2)	0.13%	0.16%	0.16%	0.19%	0.08%	0.08%
Total annual fund operating expenses	0.83%	1.61%	0.61%	0.64%	0.53%	0.53%
Fee waiver and/or expense reimbursement(3)	0.12%	0.02%	0.12%	0.08%	0.07%	0.07%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(3)	0.71%	1.59%	0.49%	0.56%	0.46%	0.46%

(1)
Investments of  $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge if such shares are purchased prior to July 1, 2020, or a 0.75% contingent deferred sales charge if such shares are purchased on or after July 1, 2020.

(2)
"Other expenses" for Class Y have been restated to reflect the estimated transfer agency fees for the current year.

(3)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to limit total annual fund operating expenses as follows: 0.71% (Class A), 1.59% (Class C), 0.49% (Class I), 0.56% (Class Y), 0.46% (Class F), and 0.46% (Class SDR). This contractual arrangement will remain in effect until February 28, 2021 unless the Board of Directors of The Hartford Mutual Funds II, Inc. approves its earlier termination.

Example. The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:
•
You invest $10,000

•
Your investment has a 5% return each year

•
The Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year)

•
You reinvest all dividends and distributions

•
You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower. Based on these assumptions, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$519	$692	$879	$1,419
C	$262	$506	$874	$1,909
I	$50	$183	$328	$751
Y	$57	$197	$349	$791
F	$47	$163	$289	$658
SDR	$47	$163	$289	$658

You would pay the following expenses if you did not redeem your shares:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$519	$692	$879	$1,419
C	$162	$506	$874	$1,909
I	$50	$183	$328	$751
Y	$57	$197	$349	$791
F	$47	$163	$289	$658
SDR	$47	$163	$289	$658
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the fiscal year ended October 31, 2019, the Fund’s portfolio turnover rate was 161% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of fixed income debt instruments of varying maturities. Under normal circumstances, the Fund invests at least 80% of its assets in U.S. dollar-denominated, investment-grade fixed income debt instruments.
Fixed income debt instruments include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The fixed income debt instruments in which the Fund may invest include securities issued or guaranteed by the U.S. government and its agencies, government-sponsored enterprise securities, corporate bonds, mortgage-backed securities (including “to be announced” or “TBA” transactions), asset-backed securities, municipal securities, sovereign debt and debt securities issued by supranational organizations. They may pay fixed, variable, or floating interest rates. “Investment-grade” securities are securities that are rated by at least one major rating agency in one of its top four rating categories, or, if unrated, are determined by the Fund’s sub-advisers, Schroder Investment Management North America Inc. (“SIMNA”) and Schroder Investment Management North America Limited ("SIMNA Ltd.," together with SIMNA, the "Sub-Advisers"), to be of similar quality, at the time of purchase. In the case of a split rated security (that is, two or more rating agencies give a security different ratings), the average rating shall apply. The Fund may invest without limit in U.S. dollar denominated foreign securities. The Fund may also invest a portion of its assets in cash and cash equivalents.
The Fund may invest in fixed income securities of any maturity or duration. The Fund’s effective duration may vary over time depending on the Sub-Advisers’ assessment of market and economic conditions and other factors. The Fund may trade securities actively.
In seeking to achieve the Fund’s investment objective, the Sub-Advisers employ a tax-aware investing strategy that attempts to realize total return for shareholders, primarily in the form of current income and price appreciation, by balancing investment considerations and tax considerations. “Total return” consists of income earned on the Fund’s investments, plus capital appreciation, if any. The Sub-Advisers allocate the Fund’s assets among taxable and tax-exempt investments with no limitation on the amount of assets that may be invested in either category. The Fund is eligible to pay “exempt-interest dividends” only if 50% of the value of its total assets is invested in tax-exempt securities at the end of each quarter of its taxable year. At times, the Fund’s investments in municipal securities may be substantial depending on the Sub-Advisers’ outlook on the market. In particular, the Fund may invest more than 25% of its total assets in municipal securities of issuers in each of California, New York and Texas.
It is important to understand that the Fund is not limited to investing solely in assets that generate tax-exempt income and may make both taxable and tax-exempt distributions to shareholders. Among the techniques and strategies used by the Fund in seeking tax-efficient management are the following: investing in municipal securities, the interest from which is exempt from federal income tax (but not necessarily the federal alternative minimum tax (“AMT”) or state income tax); investing in taxable securities where after-tax valuation is favorable; attempting to minimize net realized short-term capital gain; and employing a long-term approach to investing. When making investment decisions for the Fund, the Sub-Advisers take into consideration the maximum federal tax rates.
The Fund’s decision to purchase or sell a security or make investments in a particular sector is based on relative value considerations. In analyzing the relative attractiveness of a particular security or sector, the Sub-Advisers assess an issue’s historical relationships to other bonds, technical factors including supply and demand and fundamental risk and reward relationships. As part of this analysis, the Sub-Advisers also consider sector exposures, interest rate duration, yield and the relationship between yields and maturity dates. In addition to these factors, the Sub-Advisers incorporate environmental, social and governance (ESG) factors into their investment process. The Sub-Advisers evaluate the impact and risk around issues such as climate change, environmental performance, labor standards and corporate governance. The Sub-Advisers view their ESG assessment as an important consideration in determining the weights of securities within the portfolio. This assessment will not necessarily result in a company being included or excluded from the evaluation process but rather contributes to the overall holistic evaluation of that company. The Sub-Advisers engage with management of certain issuers regarding corporate governance practices as well as what the Sub-Advisers deem to be materially important environmental and/or social issues facing a company.
As part of its tax-aware strategy, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss.
In addition, the Fund may engage actively in transactions involving derivatives. Derivative transactions may include exchange-traded or over-the-counter derivatives, such as swap contracts (including interest rate swaps, total return swaps, and credit default swaps), futures contracts, and options on futures. The Fund will normally use derivatives to supplement the effective management of its duration profile, to gain exposure to particular securities or markets, in connection with hedging transactions, or for purposes of efficient portfolio management, including managing cash flows or as part of the Fund’s risk management process.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk −Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets.
Interest Rate Risk −The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the U.S. remain near historic lows and the Federal Reserve Board may raise interest rates. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact Fund performance.
Credit Risk −Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
Mortgage-Related and Asset-Backed Securities Risk −Mortgage-related and asset-backed securities represent interests in “pools” of assets. These securities are subject to credit risk, interest rate risk, “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). The value of these securities will be influenced by factors affecting the assets underlying such securities. If the Fund invests in mortgage-related or asset-backed securities that are subordinated to other interests in the same asset pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. During periods of difficult or frozen credit markets, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.
To Be Announced (TBA) Transactions Risk −TBA investments include when-issued and delayed delivery securities and forward commitments. TBA transactions involve the risk that the security the Fund buys will lose value prior to its delivery. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. The Fund may also take a short position in a TBA investment when it owns or has the right to obtain, at no added cost, identical securities. If the Fund takes such a short position, it may reduce the risk of a loss if the price of the securities declines in the future, but will lose the opportunity to profit if the price rises.
U.S. Government Securities Risk −Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Securities backed by the U.S. Treasury or the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government. U.S. Government securities are also subject to the risk that the U.S. Treasury will be unable to meet its payment obligations.
Liquidity Risk −The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund's performance.
Municipal Securities Risk −Municipal securities risks include the possibility that the issuer may be unable to pay interest or repay principal on a timely basis or at all, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. In addition, state or local political or economic conditions and developments can adversely affect the securities issued by state and local governments. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the determination that municipal securities are subject to taxation.
Derivatives Risk −Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.
Swaps Risk −A swap is a two-party contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Certain swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
Futures and Options Risks −Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid. Futures and options also may involve the use of leverage as the Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options are also subject to the risk that the other party to the transaction may default on its obligation.
Leverage Risk −Certain transactions, such as the use of derivatives, may give rise to leverage. Leverage can increase market exposure, increase volatility in the Fund, magnify investment risks, and cause losses to be realized more quickly. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.
Counterparty Risk −The risk that the counterparty in a transaction by the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.

Foreign Investments Risk −Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. The impact of the United Kingdom’s departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
State-Specific Risk −A fund that may invest more than 25% of its total assets in municipal securities of issuers in one or more states is subject to the risk that the economies of the states in which it invests, and the revenues supporting the municipal securities, may decline. Investing significantly in one or more states means that the Fund may be more exposed to negative political or economic factors in those states than a fund that invests more widely.
Active Investment Management Risk −The risk that, if the Sub-Advisers' investment strategy does not perform as expected, the Fund could underperform its peers or lose money. The Sub-Advisers' integration of ESG factors into their investment process may not work as intended. ESG factors are not the only factors considered and as a result, certain companies in which the Fund invests may not be considered an ESG company or have a high ESG rating.
Large Shareholder Transaction Risk −The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund's performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
Call Risk −Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.
Active Trading Risk −Active trading could increase the Fund's transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.
Securities Lending Risk −The Fund may engage in securities lending. The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. Effective immediately before the opening of business on October 24, 2016, the Schroder Broad Tax-Aware Value Bond Fund (the “Predecessor Fund”) was reorganized into the Fund. The performance information for periods prior to October 24, 2016 is that of the Predecessor Fund and the Predecessor Fund's predecessor. Prior to October 24, 2016, Class A and Class I were called Advisor Shares and Investor Shares, respectively. The returns in the bart chart and table:
•
Assume reinvestment of all dividends and distributions

•
Would be different if the Fund’s fees and expenses were reflected for periods prior to October 24, 2016

•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.

The bar chart:
•
Shows how the Fund’s total return has varied from year to year

•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower

•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)
Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 6.13% (1st quarter, 2014)   Lowest -6.00% (2nd quarter, 2013)
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes and are shown only for Class A shares. After-tax returns will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.
Average annual total returns for periods ending December 31, 2019 (including sales charges)
Share Classes	1 Year	5 Years	Since Inception (10/3/2011)
Class A* – Return Before Taxes	2.57%	2.21%	4.09%
– After Taxes on Distributions	1.57%	1.74%	3.62%
– After Taxes on Distributions and Sale of Fund Shares	2.19%	1.88%	3.49%
Share Classes (Return Before Taxes)
Class C**	5.48%	2.72%	4.49%
Class I	7.59%	3.41%	4.92%
Class Y**	7.52%	3.41%	4.92%
Class F***	7.61%	3.43%	4.93%
Class SDR**	7.63%	3.42%	4.93%
Bloomberg Barclays Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	7.54%	3.53%	3.97%

*
Performance for Class A shares prior to December 30, 2014 (the inception date of the Predecessor Fund’s Advisor Shares) reflects the performance of the Predecessor Fund's Investor Shares adjusted to reflect the distribution fees of the Predecessor Fund’s Advisor Shares.

**
Class C, Class Y and Class SDR shares commenced operations on October 24, 2016 and performance prior to this date reflects the performance of the Predecessor Fund’s Investor Shares.

***
Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares.

MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Schroder Investment Management North America Inc. and its sub-sub-adviser is Schroder Investment Management North America Limited.
Portfolio Manager	Title	Involved with Fund Since
Andrew B.J. Chorlton, CFA	Portfolio Manager	2011
Neil G. Sutherland, CFA	Portfolio Manager	2011
Julio C. Bonilla, CFA	Portfolio Manager	2011
Lisa Hornby, CFA	Portfolio Manager	2018

PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class SDR	$5,000,000 This requirement is waived for purchases through certain plan level or omnibus accounts.	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
8February 28, 2020, as restated May 7, 2020 SUM-SCHTAB_050720